UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005

     AMERICAN EXPRESS COMPANY
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(Exact Name of Registrant as Specified in Its Charter)

New York
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(State or Other Jurisdiction of Incorporation)

1-7657	13-4922250
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(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center,
New York, New York	10285
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(Address of Principal Executive Offices)	(Zip Code)

(212) 640-2000
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(Registrant's Telephone Number, Including Area Code)

None
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01     Other Events.

On August 24, 2005, the Board of Directors of American Express Company (the “Company”) approved the spin-off of its financial advisors business through the distribution of 100% of the shares of its subsidiary, Ameriprise Financial, Inc. (formerly, American Express Financial Corporation), to the Company’s shareholders. A copy of the Company’s press release, attached hereto as Exhibit 99, is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99     Press Release issued by American Express Company, dated August 24, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By: /s/ Stephen P. Norman
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Name: Stephen P. Norman
Title: Secretary

DATE: August 24, 2005

AMERICAN EXPRESS COMPANY
CURRENT REPORT ON FORM 8-K
Report Dated August 24, 2005

Exhibit No.	Description

Exhibit 99	Press Release issued by American Express Company, dated August 24, 2005.